UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 2, 2019 (May 1, 2019)

GENERAL DYNAMICS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-3671	13-1673581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2941 Fairview Park Drive, Suite 100, Falls Church, Virginia	22042-4513
(Address of Principal Executive Offices)	(Zip Code)
(703) 876-3000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common	GD	New York Stock Exchange

Item 5.07    Submission of Matters to a Vote of Security Holders

The voting results for matters submitted to the company’s shareholders for consideration at the Annual Meeting held on May 1, 2019, are set forth below.

In an uncontested election, each of the following nominees was elected to the Board of Directors according to the following votes:

	For	Against	Abstain	Broker Non-Votes
James S. Crown	235,937,219	8,922,750	1,644,636	25,507,639
Rudy F. deLeon	244,712,170	1,546,643	245,792	25,507,639
Cecil D. Haney	245,933,528	296,169	274,908	25,507,639
Lester L. Lyles	242,891,618	3,353,361	259,626	25,507,639
Mark M. Malcolm	245,721,570	508,332	274,703	25,507,639
Phebe N. Novakovic	243,412,897	2,861,870	229,838	25,507,639
C. Howard Nye	244,996,906	1,248,794	258,905	25,507,639
William A. Osborn	243,443,859	2,780,422	280,324	25,507,639
Catherine B. Reynolds	245,705,425	542,617	256,563	25,507,639
Laura J. Schumacher	244,274,726	1,989,287	240,592	25,507,639
Peter A. Wall	245,530,422	710,618	263,565	25,507,639

The results of voting on Proposals 2 through 5 (as numbered in the company’s 2019 Proxy Statement) were as follows:

Proposal 2. Shareholders approved the selection of KPMG LLP as the company’s independent auditors for 2019.

	For	Against	Abstain	Broker Non-Votes
Approval of KPMG as Independent Auditors	270,126,340	1,579,471	306,433	—

Proposal 3. Shareholders approved, on an advisory basis, the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the 2019 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

	For	Against	Abstain	Broker Non-Votes
Advisory Vote to Approve Executive Compensation	237,037,536	8,986,855	480,214	25,507,639

Proposal 4. Shareholders approved the General Dynamics United Kingdom Share Save Plan.

	For	Against	Abstain	Broker Non-Votes
Approval of the General Dynamics United Kingdom Share Save Plan	241,438,409	4,635,383	430,813	25,507,639

Proposal 5. Shareholders rejected a shareholder proposal to require that the chairman of the Board of Directors be an independent director.

	For	Against	Abstain	Broker Non-Votes
Shareholder Proposal Regarding an Independent Board Chairman	57,626,233	188,369,113	509,259	25,507,639

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL DYNAMICS CORPORATION

	by	/s/ Gregory S. Gallopoulos
Gregory S. Gallopoulos Senior Vice President, General Counsel and Secretary (Authorized Officer)

Dated: May 2, 2019